Discontinued Operations	12 Months Ended
Jun. 30, 2015
Discontinued Operations
Discontinued Operations

20. Discontinued Operations

        The Company concluded all investment brokerage activities in the second quarter of fiscal 2014. Accordingly, operations associated with these activities have been classified as discontinued operations in the accompanying consolidated statements of income. The following summarizes the operations of the Company's investment brokerage division.

	Year Ended June 30,
	2015	2014
	(Dollars in thousands)
Noninterest income:
Investment commissions	$—	$971
Other noninterest income	—	—

Total noninterest income	—	971

Noninterest expense:
Salaries and employee benefits	—	793
Occupancy and equipment expense	—	60
Data processing fees	—	82
Marketing expense	—	8
Other noninterest expense	—	40

Total noninterest expense	—	983

(Loss) income before tax	—	(12)
Income tax (benefit) expense	—	(4)

Net (loss) income	$—	$(8)